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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          CATALYST LIGHTING GROUP, INC.
                               -------------------
                         (formerly Wentworth III, Inc.)
             (Exact Name of Registrant as Specified in Its Charter)



                Delaware                                  84-1588927
---------------------------------------   ------------------------------------
(State of Incorporation or Organization)  (I.R.S. Employer Identification no.)


650 So. Cherry Street, Suite 420, Denver, CO                80246
--------------------------------------------     --------------------------
 (Address of Principal Executive Offices)                (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-75044

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                Name of Each Exchange on Which
       to be so Registered                Each Class is to be Registered
       -------------------                ------------------------------
               n/a                                     n/a

       Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
                                (Title of Class)


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ITEM 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Securities - Common Stock" in the Registrant's Registration Statement on Form SB-2, as amended (File No. 333-75044) (the "Registration Statement"), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.


ITEM 2.      EXHIBITS

The following exhibits are filed as part of this registration statement:


1. Certificate of Incorporation of the registrant.*

2. Bylaws of the registrant.*

3. Specimen Certificate of Common Stock.*


* Incorporated by reference to the registrant's registration statement on Form SB-2 (SEC File No. 333-75044) as filed with the Securities and Exchange Commission on December 13, 2001.


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SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: August 28, 2003



CATALYST LIGHTING GROUP, INC.
(formerly Wentworth III, Inc.)


By:      /s/ Dennis H. Depenbusch
  ---------------------------------
Name: Dennis H. Depenbusch
Title: Chief Executive Officer

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